Statement of Additional Information
Supplement March 31, 2023

Limited-Term Bond Fund

ETABX Class A Shares ETCBX Class C Shares
ETNBX Class N Shares ETIBX Class I Shares

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2022. .

Effective April 1, 2023, Christopher Grogan, CFA, Director of Investment Consulting and Portfolio Manager of the Adviser, will replace Dolores S. Bamford, CFA, as a Portfolio Manager of the Eventide Limited-Term Bond Fund and the Eventide Core Bond Fund. Accordingly, all references to Ms. Bamford as a Portfolio Manager of the Eventide Limited-Term Bond Fund and the Eventide Core Bond Fund in the SAI are deleted and the following revisions to the SAI are effective April 1, 2023:

1) The third paragraph under the section of the SAI entitled “Adviser and Sub-Adviser – Portfolio Managers” is hereby replaced as follows:

Dolores S. Bamford, CFA, Co-Chief Investment Officer of the Adviser, and David M. Dirk, CFA, Director of Portfolio Management and Trading of Boyd Watterson, serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Multi-Asset Income Fund.

Christopher Grogan, CFA, Director of Investment Consulting of the Adviser; and Mr. Dirk, CFA, Director of Portfolio Management and Trading of Boyd Watterson serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Limited-Term Bond Fund and Core Bond Fund.

2) The following information is hereby added to the section of the SAI entitled “Adviser and Sub-Adviser – Compensation”:

Mr. Grogan receives from the Adviser a fixed salary and an annual bonus opportunity based on his workplace performance. Mr. Grogan also receives annual bonus payments based on the revenue of the Adviser and would be entitled to a share of the proceeds if the Adviser sold all or a portion of its business as long as he remained employed by the Adviser at the time of the sale. Mr. Grogan also receives employee benefits, including, but not limited to, health care, insurance benefits, and access to a 401(k) plan sponsored by the Adviser.

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As of February 28, 2023, Mr. Grogan was responsible for managing the following types of accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mr. Grogan	0	$0	0	$0	0	$0

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

As of February 28, 2023, Mr. Grogan owned shares of the Funds the value of which fell within the following ranges:

	Limited-Term Bond Fund	Core Bond Fund
Mr. Grogan	$1 - $10,000	$1 - $10,000

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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